UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23217

City National Rochdale Select Strategies Fund
 (Exact name of registrant as specified in charter)

400 Park Avenue
New York, New York 10022
 (Address of principal executive offices) (Zip code)

Michael Gozzillo
City National Rochdale, LLC
400 Park Avenue
New York, New York 10022
 (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-889-0799

Date of fiscal year end: January 31, 2018

Date of reporting period: July 31, 2017

Item 1. Reports to Stockholders.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND

2017 SEMI-ANNUAL REPORT

JULY 31, 2017

This report and the financial statements contained herein are provided for the general information of the shareholders of the City National Rochdale Select Strategies Fund. This report is not authorized for distribution to prospective investors in City National Rochdale Select Strategies Fund unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of the City National Rochdale Select Strategies Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS

City National Rochdale Select Strategies Fund Semi-Annual Report

2	Statements of Assets and Liabilities
3	Statements of Operations
4	Statements of Changes in Net Assets
5	Financial Highlights
6	Notes to Financial Statements
16	Board Approval of Advisory Agreement

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Fund’s Form N-Q filings are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most current Form N-Q filing will be available on the Fund’s website at www.citynationalrochdalefunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities is available, and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Funds’ website at www.citynationalrochdalefunds.com, and (3) on the Commission’s website at www.sec.gov.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 1

statement of assets and liabilities (000)
July 31, 2017 (Unaudited)

City National Rochdale Select Strategies Fund
ASSETS:
Cash	$6,882
Receivable for capital shares sold	8,548
Deferred offering costs (Note 2)	321
Receivable from Investment Adviser	4
Total Assets	15,755

LIABILITIES:
Offering costs payable (Note 2)	321
Accrued expenses	4
Total Liabilities	325
Net Assets	$15,430

Net Assets:
Paid-in Capital (unlimited authorization — $0.01 par value)	$15,430
Net Assets	$15,430

Net Assets ($Dollars)	$15,429,518
Total shares outstanding at end of period	1,542,978
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.00

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 2

statement of operations (000)
For the period from July 27, 2017 (commencement of operations) through July 31, 2017 (Unaudited)

City National Rochdale Select Strategies Fund*
INCOME:	$—

EXPENSES:
Offering costs (Note 2)	3
Investment Advisory Fees	1
Professional Fees	2
Trustees’ Fees	—
Insurance and Other Expenses	1
Total Expenses	7
Less, Waivers and/or Reimbursements of:
Investment Advisory Fees	(7)
Net Expenses	—

Net Change in Net Assets Resulting from Operations	—

*	Fund commenced operations on July 27, 2017.
Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 3

statement of changes in net assets (000)
For the period from July 27, 2017 (commencement of operations) through July 31, 2017 (Unaudited)

City National Rochdale Select Strategies Fund*
2017
CAPITAL SHARE TRANSACTIONS:
Shares Issued	$15,330
Net Increase in Net Assets from Share Transactions	15,330
Total Increase in Net Assets	15,330

NET ASSETS:
Beginning of Period	100
End of Period	$15,430

*	Fund commenced operations on July 27, 2017.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 4

financial highlights (000)
For a Share Outstanding Throughout the Period For the period ended July 31,

City National Rochdale Select Strategies Fund
2017*
Net Asset Value Beginning of Period	$10.00

Net Realized and Unrealized Gains (Losses)	—

Net Asset Value End of Period	$10.00

Total Return‡	0.00%

Ratios to Average Net Assets:
Net Assets End of Period (000)	$15,430
Ratio of Expenses to Average Net Assets(1)(2)	1.00%†
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	5.84%
Ratio of Net Investment Income to Average Net Assets(1)(2)	0.00%
Portfolio Turnover Rate	0.00%

*	The Fund commenced operations on July 27, 2017.
†	The ratio shown is representative of what the expense ratio would have been if there was investment activity.
‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Annualized for periods less than one year.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 5

notes to financial statements
July 31, 2017 (Unaudited)

1.	ORGANIZATION:

City National Rochdale Select Strategies Fund (the “Fund”) is a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and was organized on December 1, 2016. The Fund is a continuously offered, non-diversified, closed-end management investment company. The Fund is an interval fund that will offer to make quarterly repurchases of shares at net asset value (“NAV”). The Fund will initially offer shares at the offering price of $10.00 per share. After the initial offering, the shares are expected to be offered on a continuous basis at NAV per share.

The Fund commenced operations on July 27, 2017. The Fund’s investment adviser, City National Rochdale, LLC, a wholly-owned subsidiary of City National Bank, (the “Adviser”), is responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objective and principal investment strategies. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

The Fund’s investment objective is to provide total return consisting of income and capital appreciation. The Fund seeks to achieve its investment objective by focusing on particular types of reinsurance investments providing exposure to the insurance risk of natural catastrophes, such as hurricanes and earthquakes. The Fund will normally implement its investment strategies by investing significantly in structured reinsurance investments (“Structured Investments”), such as equity-linked notes and preferred shares, issued by insurance company segregated accounts or special purpose vehicles (“Special Purpose Entities”) whose return is tied to underlying industry loss warranties (“ILWs”) and/or catastrophe bonds (also known as event-linked bonds). Under normal circumstances, the Fund will invest primarily in instruments designed to provide exposure to ILWs and/or catastrophe bonds, and at least 70% of its total assets in investments designed to provide exposure to ILWs.

The Fund expects to gain a significant amount of its exposure to ILWs, and potential limited exposure to catastrophe bonds, indirectly through Structured Investments in the form of equity-linked notes issued by Special Purpose Entities (specifically, separate accounts) of Iris Reinsurance Ltd., a Bermuda Class 3 insurer registered under the Segregated Accounts Companies Act 2000 of Bermuda as a segregated accounts company (“Iris Re”). The Fund expects to invest approximately 80% of its assets, on average over time, in Special Purpose Entities of Iris Re. The Fund will not invest more than 25% of its assets in any one such Special Purpose Entity.

The Fund may invest in registered investment companies, such as exchange-traded funds (“ETFs”) that invest in insurance- or reinsurance-related securities.

In addition to the above, the Fund may invest in a broad range of other types of equity securities and debt securities, including instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities (including government agencies and instrumentalities), floating rate loans and other floating rate securities, subordinated debt securities, certificates of deposit, money market securities, funds that invest primarily in debt securities, and cash, cash equivalents and other short term holdings.

To the extent consistent with the repurchase liquidity requirement of an interval fund, the Fund may invest without limitation in illiquid securities.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Fund.

Use of Estimates – The Fund is an investment company that conforms with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 6

amortized cost, if the Fund’s Fair Value Committee concludes it approximates market value after taking into account factors such as credit, liquidity and interest rate conditions as well as issuer specific factors. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from one or more independent brokers.

Market quotations are not readily available for equity-linked notes (the “ELNs”) held by the Fund issued by certain segregated accounts (“Segregated Accounts”) of Iris Re.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees. The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Adviser. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The ELNs will be priced periodically by the administrator of the Segregated Accounts, including at the time of investment, redemption and maturity. When not priced by the administrator, the daily price of the ELNs used to determine the Fund’s net asset value will be determined based on the Fair Value Procedures and the fair valuation methodology generally described below. The fair valuation methodology ties the price of the ELNs issued in respect of each Segregated Account to the valuation of the preferred sharing interests issued in respect of that Segregated Account, adjusted to take into account the fees and expenses of that Segregated Account assessable only to the holder of the ELNs.

The return on the ELNs issued in respect of a Segregated Account will equal the economic return that the Fund would have earned by owning preferred sharing interest issued in respect of the Segregated Account equal to the amount of the Fund’s pro rata interest in the total capitalization attributable to the Segregated Account, net of the effect of fees and expenses of that Segregated Account assessable only to the holder of the ELNs. The amount payable on the ELNs issued in respect of a Segregated Account will be increased by any gains and reduced by any losses incurred in that Segregated Account, which gains and/or losses will be shared, pari passu, with the preferred sharing interest issued in respect of that Segregated Account.

To arrive at a daily fair value for each ELN, the Adviser will employ a fair methodology which takes into account the value of each ILW, ILW Swap and catastrophe bond held by the issuing Segregated Account, the number of reference units assigned to the ELN, the aggregate number of outstanding units of that Segregated Account, and the fees and expenses of that Segregated Account, including those fees and expenses assessable to the Fund as the holder of the ELN.

In accordance with U.S. GAAP, the objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 — Quoted prices in inactive markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, the fair value measurement of which considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

There were no investments held by the Fund, during the period from July 27, 2017 (commencement of operations) through July 31, 2017.

Security Transactions and Related Income – Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Interest income is recognized on an accrual basis and dividend income is recognized on the ex-dividend date. Purchase discounts and premiums on securities held by the Fund are accreted and amortized to maturity using the scientific method, which approximates the effective interest method over the holding period of a security.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 7

notes to financial statements
July 31, 2017 (Unaudited)

Cash and Cash Equivalents – The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation.

Income Taxes – The Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year.

Organizational and Deferred Offering Costs – Organization costs have been expensed as incurred in accordance with U.S. GAAP. Offering costs, consisting of the initial prospectus and registration of the Fund, will be paid by the Fund and amortized over the first 12 months of operations. As of July 31, 2017, the remaining amount still to be amortized for the Fund was $320,641.

3.	AGREEMENTS:

Investment Advisory Agreement

The Fund will pay to the Adviser a monthly fee at the annual rate of 0.50%. The management fee (“Management Fee”) will be applied to the Fund’s net asset value (“NAV”) (before the deduction of any Incentive Fee and the repurchase of any shares pursuant to a periodic repurchase offer). The Management Fee will be accrued at least weekly and paid monthly, in arrears.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s expenses in order to keep the Fund’s total annual operating expenses (exclusive of front-end or contingent deferred loads, taxes, interest, brokerage commissions, acquired fund fees and expenses, extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.00%. This reimbursement agreement shall remain in effect until at least one year from the date of the Fund’s prospectus, and will automatically renew for an additional one-year period unless sooner terminated by the Fund or the Board upon sixty (60) days’ written notice to the Adviser. The Adviser may recoup fees waived and expenses reimbursed for a period of three years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit in effect at the time the expenses were paid/waived or any expense limit in effect at the time of recoupment. As of July 31, 2017, the amount subject to recapture by the Adviser is $3,478 expiring in 2020.

Administrator, Custodian and Transfer Agent

The Fund and SEI Investments Global Funds Services (the “Administrator”) have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Fund with administrative and accounting services and receives an annual fee based on the aggregate average daily net assets (“Assets”) of the Fund, subject to a minimum annual fee.

U.S. Bank, N.A. (the “Custodian”) serves as the Fund’s Custodian pursuant to a custody agreement.

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) serves as the Fund’s Transfer Agent, pursuant to a transfer agency agreement.

Distribution Agreement

SEI Investments Distribution Co. (the “Distributor”) is the principal distributor of shares of the Fund. The Distributor may enter into selected dealer agreements with other selling agents or sub-distributors for the sale and distribution of Fund shares.

Certain officers of the Fund are also officers or employees of City National Rochdale, LLC or the Administrator. Such officers are paid no fees by the Fund for serving as officers of the Fund.

4.	INVESTMENT TRANSACTIONS:

The Fund did not hold investments as of and during the period from July 27, 2017 (commencement of operations) through July 31, 2017.

5.	SHARE CAPITAL:

The Fund was initially capitalized on May 31, 2017 through the sale of 10,000 common shares for $100,000 ($10.00 per share).

Shares of beneficial interest in the Fund are being offered during an initial offering period that is expected to terminate on or about August 2, 2017, or such earlier or later date as the Adviser may determine in its discretion. During the initial offering period, the shares will be offered at the offering price, which is $10.00 per share. The shares are expected to be offered on a continuous basis at NAV per share. The Fund expects to close to new investors

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 8

upon completion of the initial offering period and only the reinvestment of dividends by existing investors will be permitted upon completion of the initial offering period. Thereafter, the Fund generally expects to re-open to investors and accept orders to purchase shares on a monthly basis. However, the Fund’s ability to accept orders to purchase shares may be limited, including during periods when, in the judgment of the Adviser, appropriate investments for the Fund are not available. For two years from July 27, 2017, shares of the Fund will be available only to clients of (a) the Adviser, (b) the Adviser’s advisory partners, and (c) the Adviser’s advisory affiliates. All initial investments in the Fund by or through the Adviser, its advisory partners and its advisory affiliates will be subject to a $1,000,000 minimum per registered investment adviser or intermediary.

As an interval fund, the Fund will make periodic offers to repurchase a portion of its outstanding shares at NAV per share. The Fund has adopted a fundamental policy, which cannot be changed without shareholder approval, to make repurchase offers once every three months. The Fund’s first repurchase offer is expected to be issued in October 2017.

For each repurchase offer, the Fund will offer to repurchase at least 5% of its total outstanding shares, unless the Fund’s Board has approved a higher amount (but not more than 25% of total outstanding shares) for a particular repurchase offer. The Adviser currently expects under normal market circumstances to recommend that, at each repurchase offer, the Fund will offer to repurchase 5% of its total outstanding shares, subject to approval of the Board. There is no guarantee that the Fund will offer to repurchase more than 5% of its total outstanding shares (including all classes of shares) in any repurchase offer, and there is no guarantee that shareholders will be able to sell shares in an amount or at the time the investor desires.

6.	FEDERAL TAX INFORMATION:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from U.S. GAAP.

There were no investments held by the Fund as of July 31, 2017.

7.	RISKS

As with all investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. Many factors affect the Fund’s performance. The Fund is subject to the principal risks noted below among other risks, any of which may adversely affect the Fund’s net asset value and ability to meet its investment objective. A more complete description of risks is included in the Fund’s prospectus and statement of additional information.

General – The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Because the Fund invests predominantly in ILWs and catastrophe bonds, which may carry risk similar to below investment grade (high yield) debt securities, an investment in the Fund’s shares is speculative in that it involves a high degree of risk. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. In addition, even though the Fund will make periodic offers to repurchase a portion of its outstanding shares to provide some liquidity to shareholders, shareholders should consider the Fund to be an illiquid investment.

No Operating History – The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund has no operating history.

Insurance and Reinsurance Investments Risk – The principal risk of an investment in insurance and reinsurance instruments is that a triggering event(s) (e.g., natural events, such as a hurricane, tornado or earthquake of a particular size/magnitude in a designated geographic area) will occur and the Fund will lose all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security and an investor will lose money. If multiple triggering events occur that impact a significant portion of the portfolio of the Fund, the Fund could suffer substantial losses. A significant portion of the Fund’s assets will have exposure to ILWs and catastrophe bonds tied to natural events and there is inherent uncertainty as to whether, when or where such events will occur. There is no way to accurately predict whether a triggering event will occur and, because of this significant uncertainty, insurance and reinsurance investments carry a high degree of risk. The Fund is subject to the principal risks described below, whether through the Fund’s (i) direct investments, (ii) indirect investment through one or more Special Purpose Entities, or (iii) other investments.

Risks of Investing in Structured Reinsurance Investments –
Structured Investments, such as equity-linked notes and preferred shares, are subject to the same risks as the underlying ILWs and/or catastrophe bonds, as applicable.

The Fund’s successful use of Structured Investments will generally depend on, among other things, the Adviser’s quantitative and qualitative analysis of various factors, including the probability of the occurrence of trigger events in the underlying ILWs and/or catastrophe bonds. Should the price of the underlying ILWs and/or catastrophe bonds move in an unexpected manner, or should the structure of the Structured Investment respond to

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 9

notes to financial statements
July 31, 2017 (Unaudited)

market conditions differently than anticipated, the Fund may not achieve the anticipated benefits of the investment in the Structured Investment, and it may realize losses, which could be significant and could include the Fund’s entire principal investment.

Structured Investments generally will be considered illiquid securities by the Fund. An investor in Structured Investments participates in the premiums and losses associated with the underlying ILWs and/or catastrophe bonds. Premium payments received by a Special Purpose Entity of Iris Re will generally not be distributed to the Fund, but will instead be reinvested consistent with the investment guidelines of that Special Purpose Entity.

Special Purpose Entities, which issue Structured Investments, have operating fees and expenses separate from the fees and expenses that the Fund bears directly in connection with its own operations. The Fund will indirectly bear its allocated share of the operating fees and expenses assessable to the holders of those Structured Investments in which the Fund invests. Such fees and expenses, which are not reflected in the fee table and example below, reduce the return to the Fund on such investments and affect its performance.

Risks of Investing in Industry Loss Warranties – ILWs are exposed to catastrophic risks that can lead to binary performance of individual transactions. Events that trigger most payouts with respect to ILWs have historically been rare and as such the probability of their occurrence may be difficult to predict. The performance of ILWs depends on determination of industry losses by a recognized third-party assessor. This dependency may cause substantial delays in either releasing the ILW collateral and premium funds to the Fund or paying it to the reinsured party, because the third-party assessor may require time to issue its findings of industry losses. Such delays are typically between one to six months but, in unusual circumstances, may extend up to 36 months. Contracts for ILWs typically contain clauses that allow collateral release upon review of certain loss thresholds relative to certain time intervals—the “loss development period.” The Adviser anticipates that the majority of the ILWs in which the Fund will have exposure will be structured so as to release collateral either at the defined date of estimation, assuming no losses or within a twenty-four month loss development period. The Adviser will seek to gain exposure to ILW commitments structured to limit any conditional lock-up period to the extent commercially reasonable, but there can be no assurance such conditional lock-up period will coincide with the intended duration of the Fund’s investment. It is not expected that any delay will have a material impact on the Fund’s ability to make required distributions in order to qualify as a regulated investment company. ILWs in which the Fund invests may be documented as swaps. Such ILW swaps will be subject to Swaps Risk. Generally, there will be no readily available market for ILWs. ILWs will be considered illiquid securities by the Fund.

Risks of Investing in Catastrophe Bonds – Catastrophe bonds (also known as event-linked bonds) carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of a catastrophe bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the Fund may lose a portion or all of its accrued interest and/or principal invested in such security. Because catastrophe bonds cover “catastrophic” events that, if they occur, will result in significant losses, catastrophe bonds carry a high degree of risk of loss and carry risk similar to “high yield” or “junk” bonds. The rating of a catastrophe bond, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the Fund. In addition to the specified trigger events, catastrophe bonds may expose the Fund to certain non-principal risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Swaps Risk – The Fund may obtain swap exposure by investing indirectly in ILWs documented as swaps, which typically are contingent, or formulaically related to defined trigger events. Trigger events include hurricanes, earthquakes, weather-related phenomena and other criteria determined by independent parties. If a trigger event(s) occurs, the Fund may lose the swap’s notional amount. As derivative instruments, ILW swaps are subject to risks in addition to the risks of investing in insurance- and reinsurance-related instruments, including risks associated with the counterparty and leverage.

Reinsurance Market and Reinvestment Risk – The size of the reinsurance market may change over time, which may limit the availability of ILWs, catastrophe bonds and Structured Investments for investment by the Fund. The original issuance of ILWs, catastrophe bonds and Structured Investments in general, including these investments with desired instrument or risk characteristics, may fluctuate depending on the capital and capacity needs of reinsurers as well as the demand for such investments by institutional investors. The availability of ILWs, catastrophe bonds and Structured Investments in the secondary market also may be limited by supply and demand dynamics and prevailing economic conditions. To the extent ILWs, catastrophe bonds and Structured Investments held by the Fund mature, or the Fund must sell securities in connection with share repurchases, the Fund may be required to hold more cash or short-term instruments than it normally would until attractive reinsurance investments become available. Holding excess cash and/or reinvestment in securities that are lower yielding or less desirable than securities sold may negatively affect performance.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 10

Illiquidity and restricted securities risk – To the extent consistent with the repurchase liquidity requirement of an interval fund, the Fund may invest without limitation in illiquid investments. Illiquidity risk is the risk that the investments held by the Fund may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth. As a relatively new type of financial instrument, there is limited trading history for reinsurance investments, even for those securities deemed to be liquid. There can be no assurance that a liquid market for the Fund’s investments will be maintained. At any given time, the Fund’s portfolio may be substantially illiquid. The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

Certain of the instruments in which the Fund may invest are subject to restrictions on resale by the federal securities laws or otherwise, such as securities offered privately pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “1933 Act”) and securities issued pursuant to Rule 144A under the 1933 Act. While certain restricted securities may, notwithstanding their limitations on resale, be treated as liquid if the Adviser determines, pursuant to the applicable procedures, that such treatment is warranted, there can be no guarantee that any such determination will continue.

Valuation Risk – The Fund is subject to the risk that one or more of the securities in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability, lack of a liquid secondary market or human error. In addition, pricing of insurance and reinsurance investments is subject to the added uncertainty caused by the inability to generally predict whether, when or where a natural disaster or other triggering event will occur. A substantial portion of the Fund’s investment will be in Structured Investments for which market quotations will not be available. The Fund’s investment in Structured Investments will be priced on a periodic basis by the administrator of the Special Purpose Entities. When not priced by the administrator, the Fund’s investments in Structured Investments will be valued pursuant to fair value procedures adopted by the Board of Trustees. The Board of Trustees is responsible for the valuation of the Fund’s investments and reviews all fair value determinations. The Fund’s direct investments in catastrophe bonds will normally be valued by a third-party pricing vendor proposed by the Adviser and approved by the Board of Trustees. The Adviser considers the inputs, methods, models, and assumptions used by the pricing service to determine such prices, and how those inputs, methods, models and assumptions are affected (if at all) as market conditions change.

Reinsurance Industry Risk – The performance of the Fund’s investments and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (hurricanes, earthquakes, etc.) and other specified events causing physical and/or economic loss. Triggering events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss. Generally, the event is a natural peril of a kind that results in significant physical or economic loss. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires and floods. Major natural disasters in populated areas (such as in the cases of hurricane Katrina in New Orleans in 2005 and super storm Sandy in the New York City metropolitan area in 2012) or related to high-value insured property (such as plane crashes) can result in significant losses and investors in ILWs, catastrophe bonds and Structured Investments tied to such exposures may also experience substantial losses. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may increase.

Risk-Modeling Risk – The Adviser, in selecting investments for the Fund, may consider risk models created by independent third parties, the sponsor of a reinsurance- related security and/or a broker. The sponsor of a reinsurance-related security may be incentivized to skew risk models to minimize risks associated with such security in order to entice investors, thereby jeopardizing the integrity of the Adviser’s investment analysis process. The Adviser may also consider its own risk models based on comparable prior transactions, quantitative analysis, and industry knowledge. Risk models are designed to assist investors, governments, and businesses understand the potential impact of a wide variety of catastrophic events and allow such parties to analyze the probability of loss in regions with the highest exposure. The Adviser will use the output of the risk models before and after investment to assist the Adviser in assessing the risk of a particular reinsurance- related security or a group of such securities. Risk models are created using historical, scientific

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 11

notes to financial statements
July 31, 2017 (Unaudited)

and other related data. Because such risk models are based in part upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence, location or severity of any particular catastrophic event and thus may fail to accurately calculate the probability of a trigger event and may underestimate the likelihood of a trigger event. In addition, any errors or imperfections in a risk model or in the data on which it is based or any technical issues with the construction of the models (including, for example, data problems and/or software or other implementation issues) could adversely affect the ability of the Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. Risk models are used by the Adviser as one input in its risk analysis process for Fund investments. The Adviser also considers available information related to any known market impacts on the various investments within the parameters of the Fund’s principal investment strategies.

Risks of Investing in Special Purpose Entities of Iris Re - Iris Re is a registered Bermuda Class 3 insurer. As such, it is subject to regulation and supervision in Bermuda. Bermuda insurance statutes, regulations and policies of the Bermuda Monetary Authority may affect Iris Re’s ability to write reinsurance policies or the ability of its segregated accounts to distribute funds. It is not presently intended that Iris Re will be admitted to do business in any jurisdiction in the United States or elsewhere (other than Bermuda). However, there can be no assurance that insurance regulators in the United States or elsewhere will not review the activities of Iris Re or related companies or its segregated accounts or agents and claim that Iris Re is subject to such jurisdiction’s licensing requirements. The process of obtaining licenses is very time consuming and costly, and Iris Re may not be able to become licensed in a jurisdiction other than Bermuda, which could significantly and adversely affect Iris Re’s business by limiting its ability to conduct business as well as subjecting it to penalties and fines. If, in the future, Iris Re becomes subject to any insurance laws of the United States or any state thereof or of any other jurisdiction, there is no assurance that it would be in compliance with those laws or that coming into compliance with those laws would not have a significant and negative effect on its business.

Because Iris Re is incorporated in Bermuda, it is subject to changes of Bermuda law and regulation that may have an adverse impact on its operations, including imposition of tax liability or increased regulatory supervision. In addition, the Bermuda insurance and reinsurance regulatory framework recently has become subject to increased scrutiny in many jurisdictions, including in the United States and in various states within the United States. The future impact on Iris Re’s operations of any future changes in the laws and regulations to which it is or may become subject cannot be predicted.

Focused Investing Risk – At any given time, it is expected that the Fund’s investments or portfolio risks will be focused on particular types of reinsurance investments, on a limited group of available perils and geographic regions or in reinsurance contracts written by one or more reinsurers. Such focused investing could expose the Fund to losses disproportionate to other comparable funds.

The Fund will concentrate in the financial services group of industries. Such concentration of risk may increase any losses suffered by the Fund. Issuers of ILWs, catastrophe bonds and Structured Investments are generally classified as belonging to the financial services group of industries. Although, the Fund has no current intention to invest in banks or other issuers that may be commonly considered in the financial services group of industries, as a result of this categorization of reinsurance investments, the Fund may be subject to concentration risk. The industries within the financial services group of industries are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services group of industries. Insurance companies can be subject to severe price competition. The financial services group of industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Non-U.S. financial services companies, including insurance companies, may be subject to different levels of regulation than that to which similar companies operating in the U.S. are subject.

Non-Diversification Risk – The Fund is classified as “non-diversified,” which means that it can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer, and the value of its shares may be more volatile than if it invested more widely.

Market Risk – The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 12

currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The Fund may experience a substantial or complete loss on any individual security.

In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Management and operational risk – The Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser may select investments that do not perform as anticipated by the Adviser and may choose to hedge or not to hedge positions at disadvantageous times. Any imperfections, errors, or limitations in quantitative analyses and models used by the Adviser as part of its investment process could affect the Fund’s performance. The Fund also is subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services.

Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber-attacks, disruptions and failures affecting, or by, a service provider.

Tax Risk – In order to qualify for the favorable tax treatment generally available to regulated investment companies, at least 90% of the Fund’s gross income each taxable year must consist of qualifying income, the Fund must meet certain asset diversification tests at the end of each quarter of its taxable year, and the Fund must meet certain distribution requirements for each taxable year. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the qualifying income test.

The Fund will invest a significant portion of its assets in Structured Investments in the form of equity-linked notes issued by Special Purpose Entities. The federal income tax treatment of these Structured Investments and Special Purpose Entities, both generally and with respect to the requirements applicable to regulated investment companies, is not entirely clear. Under proposed Treasury Regulations, it is expected that each of the Special Purpose Entities will be treated as a separate entity for

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 13

notes to financial statements
July 31, 2017 (Unaudited)

U.S. federal income tax purposes. If a Special Purpose Entity were to instead be treated as a division of a larger entity consisting of multiple Special Purpose Entities, then the Fund could fail to meet the asset diversification tests applicable to regulated investment companies. Additionally, it is expected that the equity-linked notes will be treated as non-voting equity interests in the Special Purpose Entities for U.S. federal income tax purposes. If the equity-linked notes were to instead be treated as voting equity investments, the Fund could fail to meet the asset diversification tests applicable to regulated investment companies, or the income derived from the Special Purpose Entities could be treated as income that is not qualifying income.

The tax treatment of certain insurance- and reinsurance-related instruments is also not entirely clear. Certain of the Fund’s investments (including, potentially, certain ILWs, catastrophe bonds and Structured Investments) may generate income that is not qualifying income. It is expected, but not guaranteed, that the Special Purpose Entities will not be treated as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes. Nevertheless, it is possible that certain investments directly or indirectly held by the Fund (including certain ILWs, catastrophe bonds and Structured Investments) may be treated as equity in PFICs for federal income tax purposes. In general, a PFIC is a foreign corporation (i) that earns at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the Fund directly or indirectly holds any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received (directly or indirectly) from the PFIC or on any gain recognized by the Fund (directly or indirectly) from the sale or other disposition of stock in the PFIC, even if all income or gain actually earned by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements with respect to such income or gain and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), or the Fund may be required to borrow cash. Gains recognized by the Fund from the sale or other disposition of stock of PFICs may also be treated as ordinary income. Under proposed Treasury Regulations, certain income derived by the Fund from a PFIC with respect to which the Fund has made a qualified electing fund election would generally constitute qualifying income only to the extent the PFIC makes distributions of that income to the Fund. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its after-tax return from these investments.

It is expected, but not guaranteed, that the Special Purpose Entities will not be treated as “controlled foreign corporations” (“CFCs”) for U.S. federal income tax purposes. Nevertheless, if a sufficient portion of the voting interests in a foreign issuer (including certain issuers of insurance- and reinsurance-related securities) is directly or indirectly held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a CFC with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. Under proposed Treasury Regulations, certain income derived by the Fund from a CFC would generally constitute qualifying income only to the extent the CFC makes distributions of that income to the Fund. In addition, some fund gains recognized from the sale or other disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

If the Fund were to fail to qualify for treatment as a regulated investment company, it would generally be subject to tax in the same manner as an ordinary corporation, and distributions to its shareholders generally would not be deductible by the Fund in computing its taxable income. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test or the diversification test if such failure was due to reasonable cause and not willful neglect, but in order to do so the Fund may incur a significant penalty tax that would reduce (and potentially could eliminate) the Fund’s returns.

Repurchase Offers Risk – The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at NAV subject to approval of the Board of

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 14

Trustees. In all cases such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 5%, of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, borrowings or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the fund to participate in new investment opportunities or to achieve its investment objective. If the Fund employed investment leverage, repurchases of shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of shares tendered in a repurchase offer may decline between the repurchase request deadline and the date on which the NAV for tendered shares is determined. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Borrowing Risk – The Fund may borrow to meet repurchase requests or for investment purposes (i.e., to purchase additional portfolio securities). The Fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The use of leverage, including through borrowings, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains. Borrowing will also cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return.

8.	REGULATORY MATTERS

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, the “Rule”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies. The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures. Management continues to evaluate the reporting requirements for the new form types and the implementation of the liquidity risk management program.

9.	SUBSEQUENT EVENTS

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the financial statements as of July 31, 2017, and no issues were noted to disclose.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 15

board approval of investment advisory agreement
(Unaudited)

The Board of Trustees (the “Board”) of City National Rochdale Select Strategies Fund (the “Trust”) is comprised of six Trustees, five of whom are Independent Trustees (i.e., not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended). In connection with the commencement of the Trust’s operations during the fiscal period ended July 31, 2017, the Board and the Independent Trustees approved the investment advisory agreement (the “Agreement”) between City National Rochdale, LLC (the “Adviser”) and the Trust.

General Information

The following information summarizes the Board’s considerations associated with its review of the Agreement. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Board considered the nature, quality and extent of the various investment advisory and management services performed by the Adviser. In considering these matters, the Independent Trustees discussed the approval of the Agreement with management and in private sessions with their independent counsel at which no representatives of the Adviser were present.

The Board was familiar with the organization and operations of the Adviser as a result of the Adviser’s ongoing services to various series of City National Rochdale Funds and a number of closed-end funds in the City National Rochdale fund complex advised by the Adviser (the “CNR Funds”), all of which are overseen by the Board. The Board reviewed materials regarding advisory fee and expense comparisons, financial information with respect to the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel proposed to provide investment management and administrative services to the Trust. The Board also took into account information they received at past meetings of the Board and its committees with respect to these matters.

In deciding to approve the Agreement, the Board and the Independent Trustees did not identify a single factor as controlling, and this summary does not describe all of the matters considered. In addition, each Board member did not necessarily attribute the same weight to each matter. However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of Services

In reviewing the services to be provided by the Adviser to the Trust, the Board considered a variety of matters, including the overall quality and depth of the Adviser’s organization, its overall financial strength and stability, its commitment to compliance with applicable laws and regulations and the systems in place to ensure compliance with those requirements, its portfolio trading and soft dollar practices, and its disaster recovery and contingency planning practices. The Board also considered the experience, capability and integrity of the Adviser’s senior management, the background, education and experience of the Adviser’s personnel, and its efforts to retain, attract and motivate capable personnel to serve the Trust.

In addition, the Board considered the Adviser’s experience with reinsurance investments providing exposure to the insurance risk of natural catastrophes. The Board noted that although the Adviser does not currently manage assets using the specific investment strategies it proposed to use to manage the Trust, the Adviser has researched and invested client assets in the reinsurance asset class since 2013.

The Board concluded that the Adviser was likely to provide high quality investment advisory services to the Trust.

Advisory Fees and Trust Expenses

The Board reviewed information regarding the advisory fee proposed to be charged by the Adviser to the Trust, and the proposed total expenses of the Trust (as percentages of its average annual net assets) compared to those of the two funds identified by the Adviser as comparable to the Trust (the “Peer Group”).

The Board observed that the meeting materials indicated that the Trust’s proposed advisory fee and proposed total expenses (gross and net of fee waivers) were significantly lower than those of the funds in the Peer Group. It was noted that the Trust would, through its investments in equity-linked notes, indirectly bear the fees and expenses of the insurance company segregated accounts which issue such notes, and that those indirect costs were not reflected in the Trust’s total expense ratio.

The Board noted that the Adviser does not manage any other investment portfolios that have similar investment objectives and policies as the Trust, so it did not have a basis to compare the Trust’s proposed advisory fee with advisory fees charged by the Adviser to its other clients. The Board observed, however, that the proposed advisory fee for the Trust was within the range of the advisory fees charged by the Adviser to manage the CNR Funds.

The Board concluded that the advisory fee proposed to be charged by the Adviser was fair and reasonable, and the proposed total expenses of the Trust were reasonable.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 16

Profitability, Benefits to the Adviser and Economies of Scale

The Board next considered information prepared by the Adviser relating to its estimated costs and profits with respect to the Trust, and determined that the level of profitability was reasonable. The Board also considered the potential benefits to be received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Trust (other than investment advisory fees paid to the Adviser), including fees paid to the Adviser for providing certain shareholder services to the Trust, and benefits to City National Bank’s brokerage and wealth management business as a result of the availability of the Trust to its customers, and the intangible benefits of any favorable publicity arising in connection with the Trust’s performance.

The Board considered any potential economies of scale that may be realized by the Adviser with respect to its management of the Trust. The Board concluded that although the Trust’s fee schedule had no advisory fee breakpoints, significant economies of scale would likely not be available at the inception of the Trust.

Conclusion

The Board and the Independent Trustees concluded that, based on the various factors they had reviewed, the proposed compensation payable to the Adviser under the proposed Agreement is fair and reasonable in light of the nature and quality of the services it is expected to provide to the Trust, and that approval of the Agreement would be in the best interests of the Trust and its shareholders.

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CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 20

THANK YOU

for your investment with the City National Rochdale Select Strategies Fund. We value the trust you have placed in us to help you achieve your financial goals.

For more information on the City National Rochdale Select Strategies Fund, including charges and expenses, please call 1-888-889-0799 or go to citynationalrochdalefunds.com for a free prospectus. Read it carefully before you invest or send money.

City National Rochdale
INVESTMENT MANAGEMENT

CNR-SA-005-0100

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable for semi-annual report.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

 (a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

 (b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	City National Rochdale Select Strategies Fund

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President and Chief Executive Officer

Date: October 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President and Chief Executive Officer

Date: October 9, 2017

By (Signature and Title)	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: October 9, 2017